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                                                                Exhibit 16

                           PRUDENTIAL EMERGING GROWTH, INC.


                                       EXHIBIT
                             AVERAGE ANNUAL  TOTAL RETURN
                                     CALCULATION



              P (1+T)   N    = ERV


    Where:    P  = hypothetical initial payment of $1,000 less front end load of 5% (a) for Class A shares only
              T  = average annual total return.

              n  = number of years

            ERV  = ending redeemable value.
--------------------------------------------------------------------------------

                        INCEPTION THROUGH APRIL 30, 1997
              ----------------------------------------------------
              Class A        Class B        Class C        Class Z
              -------        -------        -------        -------
    P    =       $950   (a)   $1,000         $1,000         $1,000

    ERV  =       $853           $892           $932           $946

    n    =       0.33           0.33           0.33           0.33

    T    =     -10.26%        -10.80%         -6.80%         -5.40%

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                                                                Exhibit 16

                        PRUDENTIAL EMERGING GROWTH FUND, INC.


                                       EXHIBIT
                                AGGREGATE TOTAL RETURN
                                     CALCULATION


                   ERV - P
              T  -----------
                       P

    Where:    P  = hypothetical initial payment of $1,000.

            ERV  = ending redeemable value.

              T  = Aggregate total return.
--------------------------------------------------------------------------------

                        INCEPTION THROUGH APRIL 30, 1997
              ----------------------------------------------------
              Class A        Class B        Class C        Class Z
              -------        -------        -------        -------
    P    =     $1,000         $1,000         $1,000         $1,000

    ERV  =       $945           $942           $942           $946

    T    =      -5.50%         -5.80%         -5.80%         -5.40%